UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 29, 2005
Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51360 (Commission File Number)	20-2197030 (IRS Employer Identification Number)
4643 South Ulster Street, Suite 1300 Denver, CO 80237
(Address of Principal Executive Office)
(303) 220-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 24, 2005, Liberty Global Switzerland, Inc., an indirect, wholly-owned subsidiary of the Registrant, acquired all of the outstanding shares of Cablecom Holdings A.G. (“Cablecom Holdings”) which is the parent company of Cablecom Luxembourg S.C.A. (“Cablecom Luxembourg”). Cablecom Luxembourg, in turn, is the parent company of the Swiss cable operator Cablecom GmbH (“Cablecom”). Under the terms of the indentures governing outstanding notes issued by Cablecom Luxembourg, Cablecom Luxembourg is required to provide certain quarterly financial data to the holders of those notes. On November 29, 2005, Cablecom Luxembourg made available to the holders of its outstanding notes the financial report attached hereto as Exhibit 99.1, together with the Cablecom earnings release attached hereto as Exhibit 99.2 These materials are also available on Cablecom’s website, subject to certain user registration procedures.
The Registrant is furnishing this Form 8-K in connection with the provision by Cablecom Luxembourg and Cablecom to Cablecom Luxembourg’s note holders of the financial and related information included in Exhibit 99.1 and Exhibit 99.2 (the “Cablecom Financial Information”), as that information may be material to security holders of the Registrant. By furnishing the Cablecom Financial Information under this Item 7.01, the Registrant does not thereby admit that the Cablecom Financial Information is material to the Registrant’s security holders. The Cablecom Financial Information was not prepared with a view to public disclosure or in compliance with the accounting regulations of the Securities and Exchange Commission.
The Cablecom Financial Information is presented in accordance with generally accepted accounting principles in Switzerland, and the subscriber statistics included therein are calculated in accordance with the Cablecom policies in effect as of September 30, 2005. As a result of the acquisition of Cablecom Holdings by a subsidiary of the Registrant, the consolidated financial statements of Cablecom Luxembourg and Cablecom as of and for the year ended December 31, 2005 will be prepared in accordance with U.S. GAAP and will no longer be presented in accordance with Swiss GAAP. In addition, management of Cablecom Holdings is currently preparing, and its independent auditors are currently auditing and reviewing, the U.S. GAAP consolidated financial statements of Cablecom Holdings and its consolidated subsidiaries for the periods required to be included in the Form 8-K (Item 9.01) that the Registrant expects to file with the Securities and Exchange Commission no later than January 9, 2006 in connection with its acquisition of Cablecom Holdings. Similarly, the methods used by Cablecom to calculate subscriber statistics will be conformed to the methods used by the Registrant. The effects of both the change to U.S. GAAP and the methods used in calculating Cablecom’s subscriber statistics could be significant.
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the continued use by subscribers and potential subscribers of Cablecom’s services, changes in technology and competition and Cablecom’s ability to achieve expected operational efficiencies and economies of scale, as well as other factors detailed from time to time in certain filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report. Liberty Global, Inc. (“Liberty Global”) expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Global’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
The information in this report, and the exhibits included herein, are furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIBERTY GLOBAL, INC.
By: /s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President
Date: November 29, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Cablecom Luxembourg S.C.A. Report for the Three Months ended September 30, 2005

99.2	Earnings Release of Cablecom GmbH, dated November 29, 2005